                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in (1) Post-Effective Amendment No. 1 to the Registration Statement No. 33-41241 on Form S-8; and (2) Registration Statement No. 333-72267 on Form S-8 of VF Corporation of our report dated June 14, 2002 relating to the financial statements and financial statement schedule of the Blue Bell Savings, Profit Sharing and Retirement Plan, which appears in this Form 11-K.


/s/PricewaterhouseCoopers LLP
Greensboro, North Carolina
June 27, 2002


                                       12